FORWARD FUNDS

Supplement dated July 7, 2015

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Dynamic Income

Fund, Summary Prospectus for Class A, Class C and Advisor Class Shares of the Forward Dynamic

Income Fund, Forward Funds Investor Class and Institutional Class Prospectus (“No-Load Prospectus”)

and Forward Funds Class A, Class B, Class C and Advisor Class Prospectus (“Load Prospectus”)

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGE OF BENCHMARK INDEX

The following information applies to the Forward Dynamic Income Fund (the “Fund”) only:

Effective June 12, 2015, the Russell U.S. Large Cap High Dividend Yield Index, a component of the Fund’s blended index, was terminated. Accordingly, effective June 12, 2015, the Fund’s blended index was changed to the Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% MSCI USA IMI High Dividend Yield Index). Therefore, effective immediately, the following paragraph shall be added after the first paragraph under the heading “Performance Information” in the Fund’s “Fund Summary” section of each of the prospectuses:

Effective June 12, 2015, the Russell U.S. Large Cap High Dividend Yield Index, a component of the Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% Russell U.S. Large Cap High Dividend Yield Index), was terminated. Accordingly, effective June 12, 2015, the Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% MSCI USA IMI High Dividend Yield Index) replaced the Fund’s prior benchmark indices. Information on the Fund’s prior benchmark indices will be shown for at least a one-year transition period. In the future, however, only the Barclays U.S. Intermediate Corporate Index, the Dynamic Income Blended Index and the MSCI USA IMI High Dividend Yield Index will be shown.

Additionally, effective immediately, the “Average Annual Total Returns” table in the Fund’s “Fund Summary” section of each of the prospectuses is supplemented with the following information, for the period ended December 31, 2014:

	1 YEAR	SINCE INCEPTION
Dynamic Income Blended Index (70% Barclays U.S. Intermediate Corporate Index/30% MSCI USA IMI High Dividend Yield Index)	7.21%	7.49%
MSCI USA IMI High Dividend Yield Index	13.91%	16.03%

Effective immediately, the following market index description shall be added to the Appendix of the No-Load Prospectus and the Load Prospectus:

MSCI USA IMI High Dividend Yield Index: The MSCI USA IMI High Dividend Yield Index is a free float-adjusted market capitalization index that it designed to measure the performance of equities (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent in the U.S. market.

In addition, effective immediately, the description of the Dynamic Income Blended Index in the Appendix of the No-Load Prospectus and the Load Prospectus shall be replaced in its entirety to read as follows:

Dynamic Income Blended Index: Prior to June 12, 2015, the Dynamic Income Blended Index consisted of 70% Barclays U.S. Intermediate Corporate Index and 30% Russell U.S. Large Cap High Dividend Yield Index. Effective June 12, 2015, the Dynamic Income Blended Index consists of 70% Barclays U.S. Intermediate Corporate Index and 30% MSCI USA IMI High Dividend Yield Index. The Dynamic Income Blended Index is a hypothetical index constructed by Forward Management.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP DYN INDX 07072015